THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

JennisonDryden Asset Allocation Funds

Supplement dated May 24, 2007 to the

Prospectus dated November 30, 2006

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JennisonDryden Conservative Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Growth Allocation Fund (each, a “JD Asset Allocation Fund”) each operate under an affiliated fund of funds structure. To that end, each JD Asset Allocation Fund currently invests substantially all of its assets in Class Z shares of certain mutual funds within the JennisonDryden fund family.

At the most recent meeting of the Board of Directors (the “Board”) of The Prudential Investment Portfolios, Inc., the Board approved permitting the JD Asset Allocation Funds to invest in additional JennisonDryden funds. Specifically, the Board authorized each JD Asset Allocation Fund to invest in Class Z shares of Dryden Mid-Cap Value Fund, Dryden Global Real Estate Fund and/or Jennison Natural Resources Fund, Inc. (each, a New Underlying Fund). Allowing the JD Asset Allocation Funds to invest in the New Underlying Funds will benefit shareholders by increasing portfolio diversification and investment flexibility. Please note, in accordance with the requirements of Section 12(d)(1)(G) of the 1940 Act and Rule 12d1-2 thereunder, that: (i) none of the New Underlying Funds are themselves funds of funds, and (ii) Class Z shares of the New Underlying Funds are not subject to sales loads or distribution fees. It is anticipated that the New Underlying Funds will be available for investment by each JD Asset Allocation Fund on or about June 1, 2007.

The following sections of the Prospectus are revised to reflect this change:

1.            The following disclosure is added to the table captioned “Conservative Allocation Portfolio” on page 10 of the Prospectus, to the table captioned “Moderate Allocation Portfolio” on page 12 of the Prospectus, and to the table captioned “Growth Allocation Portfolio” on page 14 of the Prospectus:

Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
Dryden Global Real Estate Fund	High current income and long-term growth of capital	0-20%	Equities	Equity-related securities of real estate companies, principally real estate investment trusts (REITs)
Jennison Natural Resources Fund, Inc.	Long-term growth of capital	0-20%	Equities	Equity-related securities of natural resource companies and asset-based securities, the value of which are related to the market value of a natural resource
Dryden Mid-Cap Value Fund	Capital growth	0-20%	Equities	Medium capitalization companies (i.e., companies with equity market capitalizations that fall within the range of the Russell Midcap Index)

2.            The following disclosure is added as a new second paragraph under the caption “Principal Risks – Non-Diversified Status” on page 17 of the Prospectus:

In addition to the Portfolios being non-diversified mutual funds because of the fund of funds structure, two of the Underlying Funds, Dryden Global Real Estate Fund and Jennison Natural Resources Fund, Inc., are each non-diversified mutual funds. This means that Dryden Global Real Estate Fund and Jennison Natural Resources Fund, Inc. may invest more than 5% of their respective total assets in the securities of any one issuer. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

3.            The following disclosure is added after the section captioned “Investment Risks -- Asset-Backed Securities” on page 40 of the Prospectus:

Real Estate Investment Trusts (REITs)

Risks	Potential Rewards
* Performance depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.	* Real estate holdings can generate good returns from rents, rising market values, etc. * Greater diversification than direct ownership of real estate.

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